                                                                     EXHIBIT 4.1

COMMON STOCK                                                        COMMON STOCK
PAR VALUE $.001                             This Certificate is Transferrable in
                                                     New York, NY or Chicago, IL
CERTIFICATE                                                               SHARES
NUMBER

                              [AIRVANA, INC. LOGO]

                                  AIRVANA, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                                                CUSIP 00950V 101
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

IS THE OWNER OF

         FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Airvana, Inc. (hereinafter called the "Company"), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Company and facsimile signatures of its duly authorized officers.

                                                                Dated:

/s/ Randall S. Battat                       [Seal]
------------------------
Director, President and Chief
Executive Officer

/s/ David P. Gamache
------------------
Treasurer

                                                   COUNTERSIGNED AND REGISTERED:
                                           COMPUTERSHARE INVESTOR SERVICES, LLC.
                                                                       (Chicago)
                                                    Transfer Agent and Registrar

                                           By:
                                              ----------------------------------
                                                            Authorized Signature


AIRVANA, INC.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common               UNIF GIFT MIN ACT  -                      Custodian
                                                                        (Cust)                          (Minor)

TEN ENT  - as tenants by the entireties                           under Uniform Gifts to Minors
                                                                  Act
                                                                      (State)
JT TEN   - as joint tenants with right of
           survivorship and not as            UNIF TRF MIN ACT -                Custodian (until age  )
           tenants in common                                      (Cust)                                      (Minor)

                                                                  under Uniform Transfers to Minors Act
                                                                                                              (State)

      Additional abbreviations may also be used though not in the above list.

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE CERTIFICATE OF INCORPORATION OF THE COMPANY, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.

                                                PLEASE INSERT SOCIAL SECURITY OR
                                                     OTHER IDENTIFYING NUMBER OF
                                                                        ASSIGNEE

For value received,          hereby sell, assign
and transfer unto


                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                    INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

     Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.



Dated                   20,
                                    Signature(s) Guaranteed: Medallion Guarantee
                                                        Stamp
                                        THE SIGNATURE(s) SHOULD BE GUARANTEED
Signature:
          -------------------------

Signature:                               BY AN ELIGIBLE GUARANTOR INSTITUTION
          -------------------------      (Banks, Stockbrokers, Savings and Loan
        Notice: The signature to this    Associations and Credit Unions) WITH
           assignment must correspond    MEMBERSHIP IN AN APPROVED SIGNATURE
           with the name as written      GUARANTEE MEDALLION PROGRAM PURSUANT TO
           upon the face of the          S.E.C. Rule 17Ad-15
           certificate, in every
           particular, without
           alteration or enlargement,
           or any change whatever.